EXHIBIT 21.1

                        SUBSIDIARIES OF THE REGISTRANT


PANAMERICAN BEVERAGES, INC.
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        Interamerican Financial Corporation (Incorporated in Panama)
        Panamco Insurance Company Ltd. (Incorporated in Bermuda)
        Alliance International Corp. (Incorporated in Panama)
        Panamco L.L.C. (Incorporated in Delaware)
        Panamco Aircraft L.L.C. (Incorporated in Delaware)
        Kristin Overseas (Incorporated in Panama)
        Panamco USA (Incorporated in Delaware)
        Rostock Company, S.A. (Incorporated in Panama)
        Glengarry Holdings, Inc. (Incorporated in Panama)


MEXICO (Companies related to the operation in Mexico)
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        Panamco Mexico S.A. de C.V.
        Panamco Bajio S.A. de C.V.
        Panamco Golfo S.A. de C.V.
        Compania Inmobiliaria de Puebla S.A. de C.V.
        Compania Inmobiliaria de Apizaco S.A. de C.V.
        Inmobiliaria Impulsa S.A. de C.V.
        Compania Inmobiliaria de Coatepec S.A. de C.V.
        Administracion S.A. de C.V.
        Prosein S.A. de C.V.
        Proyectos y Construcciones Azteca S.A. de C.V.
        Arrendadora Azteca S.A. de C.V.
        Industrial Metalica de Leon S.A. de C.V.
        Plastehsa S.A. de C.V.
        Impulsora Azteca S.A. de C.V.
        Compania Inmobiliaria de Leon S.A. de C.V.
        Compania Inmobiliaria de Irapuato S.A. de C.V.
        Inmuebles Urbanos de Apatzingan
        Compania Inmobiliaria de Celaya S.A. de C.V.
        Compania Inmobiliaria de Morelia S.A. de C.V.
        Impulsora de Michoacan S.A. de C.V.
        Compania Inmobiliaria de Zamora S.A. de C.V.
        Compania Inmobiliaria de Apatzingan S.A. de C.V.
        Administracion de Marcas Panamco S.A. de C.V.
        Compania Inmobiliaria de Veracruz S.A. de C.V.
        Arrendadora del Bajio S.A. de C.V.
        Panamco S.A. de C.V.
        Bebidas Azteca del Bajio S.A. de C.V.
        Embotelladora de Oaxaca S.A. de C.V.
        Panamerican Beverages S.A. de C.V.
        Refrescos de Oriente S.A. de C.V.
        Pan-Air S.A. de C.V.


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BRAZIL (Companies related to the operation in Brazil)
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        Dixer Distribuidora de Bebidas S.A.
        Jurubatuba S.A. Industria & Comercio
        Refrescos do Brazil S.A.
        Spal Industria Brazilera de Bebidas S.A. ("Spal")
        Refrigerentes do Oeste Ltda.
        Supripack Industria Com. de Embalgens Ltda.
        Distribuidora de Bebidas No Lar Ltda.
        Distribuidora Capuava de Bebidas Ltda.
        Sabara Compania Administradora Ltda.
        American Participacoes Ltda.


COLOMBIA (Companies related to the operation in Colombia)
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        Panamco Colombia S.A.
        Embotelladoras de Santander S.A.
        Embotelladora del Huila S.A.
        Embotelladora Roman S.A.
        Friomix del Cauca S.A.


VENEZUELA (Companies related to the operation in Venezuela)
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        Embotelladora Coca-Cola y Hit de Venezuela S.A. (Incorporated in Panama)
        Wape Investments Inc. (Incorporated in Panama)
        Coca-Cola Refrescos Holdings S.A. (Incorporated in Venezuela)
        Coca-Cola Refrescos S.A. (Incorporated in Venezuela)
        Panamco de Venezuela S.A. (Incorporated in Venezuela)
        Distribuidora CCC S.A. (Incorporated in Venezuela)
        Valores Nirgua S.A. (Incorporated in Venezuela)
        Comercial Vendosa S.A. (Incorporated in Venezuela)


COSTA RICA (Companies related to the operation in Costa Rica)
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        Embotelladora Panamco Tica, S.A.


NICARAGUA (Companies related to the operation in Nicaragua)
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        Centroamericana Investments S.A. (Incorporated in Panama)
        Panamco de Nicaragua, S.A. (Incorporated in Nicaragua)


GUATEMALA (Companies related to the operation in Guatemala)
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        Embotelladora Central S.A.
        Bodegas de Distribucion S.A.
        Apoyos Industriales y Comerciales Integrados, S.A.